UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 25, 2019
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217		94-1672743
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

2200 Mission College Boulevard,	Santa Clara,	California	95054-1549
(Address of principal executive offices)			(Zip Code)
(408) 765-8080
(Registrant's telephone number, including area code)
N/A
Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 25, 2019, Intel Corporation (“Intel”) issued a press release announcing the financial results of its second quarter ended June 29, 2019 and forward-looking statements relating to its third quarter of 2019 and full year 2019. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The attached press release includes non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP terms will be used in Intel’s earnings conference for the second quarter of 2019. In addition, the attached press release includes reconciliations of these non-GAAP measures to GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to these results should be carefully evaluated.

The information in Item 2.02 of this Report and the press release attached hereto as Exhibit 99.1 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On July 25, 2019, Intel and Apple Inc. ("Apple") issued a joint press release announcing that Intel and Apple have signed an agreement for Apple to acquire the majority of Intel’s smartphone modem business. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in Item 7.01 of this Report and the press release attached hereto as Exhibit 99.2 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description	Filed or Furnished Herewith
99.1	Press Release issued by Intel entitled “Intel Reports Second-Quarter Financial Results” dated July 25, 2019.	X
99.2	Joint Press Release issued by Intel and Apple entitled "Apple to Acquire Majority of Intel’s Smartphone Modem Business" dated July 25, 2019.	X
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.	X

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	July 25, 2019	By:	/s/ GEORGE S. DAVIS
George S. Davis
Executive Vice President and Chief Financial Officer